Exhibit 10.22

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement is dated as of April 24, 2026 (the “Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the individuals and entities who become parties to this Agreement by executing and delivering a Note Purchase Agreement Signature Page in the form of Exhibit A hereto in accordance with Section 2 hereof (each a “Purchaser” and, collectively, the “Purchasers”), which Purchasers shall be set forth on the Schedule of Purchasers attached hereto.

In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.
Authorization; Sale of Notes.
1.1.
Authorization. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, at one or more closings, of Subordinated Convertible Promissory Notes in the form attached hereto as Exhibit B in the aggregate principal amount of up to $15,000,000 (each a “Note” and, collectively, the “Notes”).
1.2.
Use of Proceeds. The Company will use the proceeds from the sale of the Notes for (i) expenses related to hiring additional staff, (ii) expenses related to industrialization of the Company’s rare earth and copper platforms, (iii) development of two, large-scale commercial black mass refining projects, (iv) executing a potential deSPAC transaction, and (v) working capital and other general corporate purposes.
2.
Closings.
2.1.
Notes. Subject to the terms and conditions of this Agreement, each closing (collectively, the “Closings”) of the sale and purchase of Notes under this Agreement shall take place at Foley Hoag LLP, Seaport West, 155 Seaport Boulevard, Boston, MA 02210-2600 (or remotely via the exchange of documents and signatures) on or after the date hereof (the date of each such Closing, a “Closing Date”). The Company may conduct one or more additional closings to sell the remaining Notes at any time until the earliest of (i) sixty (60) days following the initial Closing Date, (ii) the time at which the Company has executed a binding term sheet for a Series C preferred equity financing, and (iii) the time at which the Company has executed a letter of intent with a special purpose acquisition company sponsor for a de-SPAC transaction (such date, the “Final Closing Date”). At each Closing, the Company shall deliver a Note to each Purchaser participating in such Closing in the original principal amount set forth next to such Purchaser’s name on its signature page hereto, and each Purchaser shall pay to the Company the purchase price therefor, which shall be equal to such original principal amount. The Company is under no obligation to sell, and makes no representation or warranty regarding its ability to secure subscriptions for the purchase of, the full principal amount of the Notes available for issuance hereunder.
3.
Certain Terms of the Notes.
3.1.
Maturity. Each Note shall be due and payable on the earlier of (i) 36 months following the initial Closing Date (the “Maturity Date”) upon the written request of the holders of the Note Approval Amount (as defined below), provided however, on or after the Maturity Date the Company may elect to pay any Note without notice or request from any Note holder, or (ii) the occurrence of an Event of Default (as defined below).
3.2.
Interest. The principal balance of the Notes will bear simple interest at a rate of 8% per annum.
3.3.
Payments. Any payments on the Notes will be made in proportion to the outstanding principal amount each such Note represents relative to the aggregate outstanding principal amount of all Notes. The Company shall not prepay any portion of the Notes without the prior written consent of holders of Notes representing a majority of the principal amount then outstanding on the Notes (the “Note Approval Amount”).
3.4.
Automatic Conversion.
(a)
Upon a Qualified Financing. For the purposes of this Agreement, a “Qualified Financing” shall mean an equity financing involving the sale of equity securities primarily for capital-raising purposes resulting in gross proceeds to the Company of at least $30,000,000, not including proceeds as a result of the conversion of the Notes or other indebtedness. Upon the closing of such Qualified Financing, all principal and interest on each Note shall automatically convert into that number of shares of the equity securities issued in such Qualified Financing (the “Qualified Financing Securities”) equal to the quotient of (i) the outstanding principal amount of such Note plus all accrued and unpaid interest thereon divided by (ii) the lesser of (A) the Discounted Price (as defined below), or (B) the Capped Price (as defined below); provided, however, that, in the event the Qualified Financing Securities are preferred stock of the Company (“Preferred Stock”) with a corresponding liquidation preference, the Company may, at its election, issue shares of Shadow Financing Securities (as defined below) to the holder of such Note in lieu of such Qualified Financing Securities. The Purchasers agree in connection with the conversion of the Notes in accordance with this Section 3.4 to execute all necessary documents in connection with such Qualified Financing reasonably requested of the Purchasers, including executing a definitive purchase agreement, investor rights agreement and such other financing agreements as shall be agreed upon by the Company and the other investors participating in such Qualified Financing.
(i)
The “Conversion Discount” shall be equal to 20%.
(ii)
The “Discounted Price” shall mean the per share price at which the shares of Qualified Financing Securities are to be sold generally in a Qualified Financing (not including any discounts applicable as a result of the Notes, any other convertible notes or other convertible securities) reduced by the Conversion Discount.
(iii)
The “Capped Price” shall be equal to the per share price implied by a fully-diluted, pre-money valuation of $235,000,000 (which valuation includes all shares of capital stock issued and outstanding immediately prior to such Qualified Financing, including all allocated and unallocated options pursuant to the Company’s 2020 Stock Incentive Plan, any increase to the option pool made prior to or at the time of such Qualified Financing and

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all other rights to acquire capital stock of the Company outstanding at the time of such Qualified Financing, exclusive of the Notes, any other convertible notes or other convertible securities).
(iv)
“Shadow Financing Securities” shall mean a series of Preferred Stock with substantially the same rights, preferences and privileges as the Qualified Financing Securities, except that the per share liquidation preference of the Shadow Financing Securities will equal the lesser of the Discounted Price or the Capped Price, with corresponding adjustments to any price-based antidilution and/or dividend rights provisions.
(b)
Upon a Sale of the Company. The Company shall notify the holders of the Notes of the closing of a Company Sale (as defined below) at least five (5) days prior to the expected closing of such Company Sale. Such notice shall include any information generally provided by the Company to the holders of the Company’s common stock, $0.0001 par value per share (“Common Stock”) in connection with the Company Sale, if any. Upon the closing of such Company Sale, each Purchaser shall receive in respect of such Purchaser’s Note and in preference to the holders of Common Stock an amount equal to the greater of (i) 1.5X the outstanding principal balance of such Note, plus any unpaid interest, or (ii) the amount of consideration to which such Purchaser would have been entitled had all outstanding principal of and interest on such Purchaser’s Note been converted into shares of the Company’s Common Stock at a conversion price per share equal to the Capped Price, effective immediately prior to the completion of such sale of the Company. If the proceeds to the Company upon a Company Sale consist of cash and capital stock of the acquiring entity (“Acquirer Stock”), the Company may, at the reasonable discretion of the board of directors of the Company (the “Board”), elect to fulfill its obligations under this Section 3.4(b) by paying to each Purchaser the amount owed to him, her or it hereunder in a mix of cash and Acquirer Stock equivalent to the ratio of cash and Acquirer Stock received by the Company or its stockholders in such Company Sale. A “Company Sale” shall occur upon the sale, conveyance, or other disposition of all or substantially all of the Company’s assets or the Company’s merger with or into, or consolidation with, any other entity (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions as a result of which less than fifty percent (50%) of the voting power of the surviving entity (or, if the surviving entity is a wholly-owned subsidiary of another entity, the ultimate parent of the surviving entity) is held by persons that are stockholders of the Company as of immediately prior to such event; provided, however, that a merger effected exclusively for the purpose of changing the domicile of the Company shall not be deemed to be a Company Sale; and provided, further, that the term “Company Sale” shall not apply to equity financings primarily for capital-raising purposes.
(c)
Effect of Conversion, Etc. Upon conversion of any Note pursuant to this Section 3, provided that the securities issued upon such conversion are duly and validly issued and are nonassessable, the Company will be forever released and discharged from all of its obligations and liabilities under such Note, including without limitation the obligation to pay the principal amount and accrued interest. No fractional shares shall be issuable by the Company upon conversion of any Note. In lieu of any fractional share which would otherwise be issuable upon conversion of any Note, the Company shall pay to the holder of such Note an amount in cash equal to the product of such fraction multiplied by the applicable conversion price. Upon conversion of each Note, the holder thereof shall surrender such Note, duly endorsed, at the principal offices of the Company or to any transfer agent of the Company. Following such surrender, the Company will, at its expense, issue and deliver to such holder a certificate or certificates for the securities to

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which such holder is entitled as a result of such conversion and a check payable to such holder for any cash amounts payable in lieu of any fractional share in accordance with this Section 3.
3.5.
Events of Default. Each of the following shall constitute an “Event of Default,” unless waived in writing by holders of the Note Approval Amount:
(a)
the failure by the Company to pay any amount due hereunder within 10 days of the due date thereof; or
(b)
the appointment of a receiver of any property, the assignment or trust mortgage for the benefit of creditors, the commencement of any kind of insolvency proceedings under any bankruptcy or other law relating to the relief of debtors, or the entry of an order for relief with respect to the Company in any proceeding pursuant to the United States Bankruptcy Code, as amended.
3.6.
Redemption from Unaccredited Investors, Bad Actors. If at any time the Company shall determine, in its sole discretion, that any holder of a Note: (i) did not or does not qualify as an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D (or any successor provision or amendment thereto) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (an “Accredited Investor”); or (ii) was or has become (or that any of such holder’s affiliates or other related parties was or has become) a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act (“Rule 506(d)”), the Company may, at its sole election, redeem any Note held by such holder at any time without the consent of the holder thereof for an amount equal to the outstanding principal plus any accrued but unpaid interest thereon. Each holder of a Note redeemed pursuant to this Section 3.6 because such holder cannot certify to the Company that: (i) such holder is an Accredited Investor; or (ii) such holder is not a “bad actor,” as defined in Rule 506(d) (or that none of such holder’s affiliates or related parties are “bad actors”), acknowledges that: (a) such holder is not eligible to acquire securities in a Qualified Financing; (b) such holder therefore has no right to receive securities in exchange for its Note; and(c) that payment for the redemption of such Note can occur after the closing of a Qualified Financing from the proceeds of such Qualified Financing.
4.
Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the date of this Agreement that:
4.1.
Corporate Organization and Authority. The Company:
(a)
is a corporation duly organized, validly existing, and in good standing in the State of Delaware; and
(b)
has the corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.
4.2.
Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Notes hereunder, and to carry out and perform its obligations under the terms of the Agreement.

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4.3.
Due Execution. The execution and delivery of this Agreement and the Notes by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and the Notes to be issued at each Closing have been duly executed and delivered by the Company and constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors’ rights and laws concerning equitable remedies.
4.4.
Capitalization. The capitalization of the Company as of the date of this Agreement is set forth in Exhibit C.
5.
Representations, Warranties, and Covenants of each Purchaser. Each Purchaser represents and warrants to and covenants with the Company as follows as of the applicable Closing Date on which such Purchaser is purchasing one or more Notes:
5.1.
Authorization. When executed and delivered by the Purchaser, and assuming execution and delivery by the Company, this Agreement will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors’ rights and laws concerning equitable remedies.
5.2.
Brokers and Finders. The Purchaser has not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.
5.3.
Investment. The Purchaser is acquiring the Note as well as any shares of the Qualified Financing Securities or Shadow Financing Securities, as applicable, (collectively, the “Securities”) for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any Securities. By executing this Agreement, the Purchaser further represents that it has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities.
5.4.
No Public Market. The Purchaser understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act, on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to one or more exemptions under the Securities Act, including without limitation the exemption provided by Section 4(a)(2) thereof, and that the Company’s reliance upon such exemption is predicated upon the Purchaser’s representations as set forth in this Agreement. The Purchaser further understands that no public market now exists for any of

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the securities issued by the Company and that the Company has given no assurances that a public market will ever exist for the Company’s securities.
5.5.
Experience; Etc. The Purchaser represents that he, she or it: (a) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Note being purchased by the Purchaser; (b) has received all the information requested from the Company that might be necessary or appropriate for deciding whether to obtain the Note; (c) has had the opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management; (d) has the ability to bear the economic risks of this investment; and (e) is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on this investment.
5.6.
No Reliance. The Purchaser has not relied upon any representation or warranty by the Company or its representatives in connection with the transactions contemplated hereby other than those set forth in this Agreement.
5.7.
Accredited Investor. The Purchaser hereby represents that he, she or it qualifies as an Accredited Investor, as defined herein.
5.8.
“Bad Actor” Disqualification. The Purchaser hereby represents that neither it nor any of its affiliates or other related parties is a “bad actor,” as defined in Rule 506(d).
5.9.
IRS Form. Each Purchaser hereby agrees to deliver to the Company at the Closing a completed IRS Form W-9 (if such Purchaser is a U.S. person for U.S. federal income tax purposes) or the appropriate IRS Form W-8 (if such Purchaser is a non-U.S. person for U.S. federal income tax purposes). See Exhibit D for descriptions of, and links to, the relevant IRS forms.
5.10.
Non-U.S. Purchasers. Each Purchaser who is a Non-U.S. person (as that term is defined in Section Error! Reference source not found. below) hereby represents and warrants to the Company as follows:
(a)
This Agreement is made by the Company with the Purchaser, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 5.10.
(b)
Such Non-U.S. person has been advised and acknowledges that:
(i)
the Securities have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;
(ii)
in issuing and selling the Securities to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Securities Act;

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(iii)
it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the date of issuance to such Non-U.S. person (the “Restricted Period”); and
(iv)
notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.
(c)
As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:
(i)
a natural person resident in the United States;
(ii)
any partnership or corporation organized or incorporated under the laws of the United States;
(iii)
any estate of which any executor or administrator is a U.S.

person;

(iv)
any trust of which any trustee is a U.S. person;
(v)
any agency or branch of a foreign entity located in the United States;
(vi)
any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and
(viii)
a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by Accredited Investors who are not natural persons, estates or trusts.
(d)
As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

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(e)
Such Non-U.S. person agrees that with respect to the Securities, until the expiration of the Restricted Period:
(i)
such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and
(ii)
notwithstanding the foregoing, the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and
(iii)
such Non-U.S. person shall not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(f)
Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities.
(g)
Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies that it is not a U.S. person and is not acquiring the Securities for the account or benefit of any U.S. person; and (iii) will be, at the time of the Closing, located outside the United States, as will any persons acting on such Non-U.S. person’s behalf in connection therewith.
(h)
At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Securities, and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.
(i)
Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).
(j)
Such Non-U.S. person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section 5.10 and shall transfer such Securities on the books of the Company only to the extent consistent therewith.

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In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of any Purchased Security not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

6.
Subordination. Each Purchaser hereby agrees to enter into a Subordination Agreement with HSBC Ventures USA, Inc. (the “Senior Lender”), in the form attached hereto as Exhibit E (the “Subordination Agreement”), pursuant to which the indebtedness evidenced by the Notes shall be expressly subordinated in right of payment to the prior payment in full of the debt owed to the Senior Lender, and to take such additional action as may be requested by the Company or the Senior Lender to evidence such subordination.
7.
Legends and Restrictions on Transfer.
7.1.
Securities Act. The Securities shall bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES AND ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

7.2.
No Transfer. No Purchaser may sell or transfer any Note without the prior written consent of the Company.
8.
Miscellaneous.
8.1.
Successors and Assigns. This Agreement shall not be assignable by any party without the written consent of the others; provided, that a merger or consolidation to which the Company is a party shall be deemed not be an assignment requiring consent; and provided, further, that the Company may assign this Agreement without the consent of the other parties hereto to any individual or entity that acquires control of the stock or all or substantially all of the assets or business of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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8.2.
Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closings.
8.3.
Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
8.4.
Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the conflicts of law provisions thereof.
8.5.
Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent by overnight courier, facsimile or e-mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:
(a)
If to the Company:

15 Blue Sky Drive

Burlington, MA

Attn: Megan O’Connor

E-mail: [***]

with a copy (which shall not constitute notice) to:

Foley Hoag LLP

Seaport West

155 Seaport Boulevard

Boston, MA 02210-2600

Attn: Mark Barnett

E-mail: MBarnett@foleyhoag.com

(b)
If to a Purchaser, at the address set forth next to the Purchaser’s name on the signature page hereto, or, in either case, at such other address for a party as such party may have furnished in writing in accordance with this Section 8.5.

Notices provided in accordance with this Section 8.5 shall be deemed delivered (i) upon personal delivery with signature required, (ii) one Business Day after they have been sent to the recipient by reputable overnight courier service (charges prepaid and signature required), (iii) upon confirmation of successful transmission of a facsimile message containing such notice if sent before 5 p.m., local time of the recipient, on any Business Day, and as of 9 a.m. local time of the recipient on the next Business Day if sent thereafter or on a day that is not a Business Day, (iv) if sent via e-mail, upon receipt if sent before 5 p.m., local time of the recipient, on any Business Day, and as of 9 a.m. local time of the recipient on the next Business Day if sent thereafter or on a day that is not a Business Day, or (iv) three Business Days after deposit in the United States mail. The

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term “Business Day” as used in this Section 8.5 shall mean any day other than Saturday, Sunday or a day on which banking institutions are not required to be open in the State of Delaware.

8.6.
Complete Agreement. This Agreement (including its Exhibits) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written and oral, relating to such subject matter. To the extent that any provisions of this Agreement conflict with the provisions of the Notes or any other understanding between the parties, this Agreement shall control.
8.7.
Amendments and Waivers. This Agreement and the corresponding terms of each Note may be amended, modified, or terminated, and the observance of any term of this Agreement may be waived, with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and holders of the Note Approval Amount; provided, that no such amendment, modification or waiver shall be effective to the extent such amendment, modification or waiver adversely affects the rights of any holder of a Note in a manner different from those of such consenting holders (other than differences related to the different principal amounts or issue dates of the Notes) without the consent of each such differently affected holder; and provided, further, that consent by holders of the Note Approval Amount shall not be required for the addition of additional Purchasers as parties to this Agreement. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
8.8.
Further Assurances. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.
8.9.
Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all of which together shall for all purposes constitute one and the same Agreement. A signature of any party to this Agreement transmitted by facsimile, electronic mail (including pdf) or other electronic means shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
8.10.
Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
8.11.
Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement as of the date set forth above.

NTH CYCLE, INC.

By:	/s/ Megan O’Connor

Name:	Megan O’Connor

Title:	CEO

Signature Page to Nth Cycle, Inc. Note Purchase Agreement

Schedule of Purchasers

[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

D.C. Thomson & Company Limited
Print Name of Purchaser (Individual or Entity)

/s/ John Thomson
Signature of Purchaser or Authorized Agent

John Thomson

Print Name of Authorized Agent (If Entity)

Director
Title of Authorized Agent (If Entity)

Date:	April 24, 2026
Amount Invested:	$[***]
Contact Person:	John Thomson
Address:	[***]

Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

WovenEarth Fund II, LP
Print Name of Purchaser (Individual or Entity)

WovenEarth Fund II GP, LLC
General Partner Name

/s/ Denise Miller
Signature of Purchaser or Authorized Agent

Denise Miller
Print Name of Authorized Agent (If Entity)

Managing Member
Title of Authorized Agent (If Entity)

Date:	April 24, 2026
Amount Invested:	$[***]
Contact Person:	Denise Miller
Address:	[***]
Telephone No.:
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

Wisdom Warrior I LP
Print Name of Purchaser (Individual or Entity)

/s/ Gary Griffiths
Signature of Purchaser or Authorized Agent

Gary Griffiths
Print Name of Authorized Agent (If Entity)

Managing Director
Title of Authorized Agent (If Entity)

Date:	April 24, 2026
Amount Invested:	$[***]
Contact Person:	Gary Griffiths
Address:	[***]
Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

Patrick Elliott
Print Name of Purchaser (Individual or Entity)

/s/ Patrick Elliott
Signature of Purchaser or Authorized Agent

Print Name of Authorized Agent (If Entity)

Title of Authorized Agent (If Entity)

Date:	April 27, 2026
Amount Invested:	$[***]
Contact Person:	Patrick Elliott
Address	[***]
Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

MUUS 2nd Holdings LLC
Print Name of Purchaser (Individual or Entity)

/s/ Michael W. Sonnenfeldt
Signature of Purchaser or Authorized Agent

Michael W. Sonnenfeldt
Print Name of Authorized Agent (If Entity)

President and CEO
Title of Authorized Agent (If Entity)

Date:	May 1, 2026
Amount Invested:	$[***]
Contact Person:	Kavita Patel
Address:	[***]
Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

Sky Energy Corporation
Print Name of Purchaser (Individual or Entity)

/s/ Diana Ayre
Signature of Purchaser or Authorized Agent

Diana Ayre
Print Name of Authorized Agent (If Entity)

Chief Financial Officer
Title of Authorized Agent (If Entity)

Date:	May 8, 2026
Amount Invested:	$ [***]
Contact Person:	Kyle Haddow
Address:	[***]

Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

HB Asset Management Corp
Print Name of Purchaser (Individual or Entity)

/s/ T. Chen Fong
Signature of Purchaser or Authorized Agent

T. Chen Fong
Print Name of Authorized Agent (If Entity)

President
Title of Authorized Agent (If Entity)

Date:	May 20, 2026
Amount Invested:	$ [***]
Contact Person:	T. Chen Fong
Address:	[***]

Telephone No.:	[***]
Email Address:	[***]

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of April 24, 2026, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

WEV NC SPV, LP
Print Name of Purchaser (Individual or Entity)

WovenEarth Fund II GP, LLC
General Partner Name

/s/ Denise Miller
Signature of Purchaser or Authorized Agent

Denise Miller
Print Name of Authorized Agent (If Entity)

Authorized Signatory
Title of Authorized Agent (If Entity)

Date:	May 22, 2026
Amount Invested:	$ [***]
Contact Person:	Denise Miller
Address:	[***]
Telephone No.:	[***]
Email Address:	[***]

Exhibit B

Form of Convertible Note

See attached.

B-1

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES AND ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE OBLIGATIONS EVIDENCED BY THIS NOTE (AS DEFINED BELOW), THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT THERETO, AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT DATED AS OF [ ], 2026 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), BY AND AMONG [HSBC VENTURES USA, INC.], HOLDER, AND THE OTHER PARTIES THERETO. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$[ ] [ ], 2026

FOR VALUE RECEIVED, Nth Cycle, Inc., a Delaware corporation (the “Company”) hereby promises to pay to the order of [ ] (the “Payee”), the principal amount of $[ ] on the Maturity Date.

This Note is one of a series of Notes that are being issued pursuant to a Note Purchase Agreement dated as of [ ], 2026, by and among the Company and certain investors named therein, including the Payee (as it may be amended from time to time, the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Purchase Agreement. Each Note ranks equally and ratably with the other Notes without priority over one another. No payment shall be made hereunder unless payment is made with respect to the other Notes in an amount which bears the same ratio to the then unpaid principal and accrued but unpaid interest on such other Notes as the payment made hereon bears to the then unpaid principal and accrued but unpaid interest under this Note.

1.
Interest. The principal balance of this Note outstanding from time to time shall bear simple interest at the applicable interest rate specified in the Purchase Agreement. Such interest

2

shall accrue and shall be due and payable in arrears (together with principal) on the Maturity Date, subject to Section 4 below.
2.
Payments. Payment of principal and interest shall be made in lawful money of the United States of America at the address of the Payee set forth below, or at such other place as the holder hereof shall have designated to the Company in writing.
3.
Events of Default. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all unpaid accrued interest hereunder shall become immediately due and payable without notice or demand.
4.
Conversion.
4.1.
Qualified Financing. Upon the closing of a Qualified Financing, all of the principal and interest on this Note shall automatically convert into shares of the Qualified Financing Securities or Shadow Financing Securities, as applicable, at the applicable per share price set forth in the Purchase Agreement, and the Payee shall execute all necessary documents in connection with such Qualified Financing, all as more fully described in the Purchase Agreement.
4.2.
Company Sale. Upon the closing of a Company Sale, the Payee shall be entitled to receive in respect of this Note certain consideration as more fully described in the Purchase Agreement.
5.
New Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company will issue a new promissory note, of like tenor and amount and dated the original date of this Note, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the holder thereof shall indemnify and hold harmless the Company in respect of any such lost, stolen, destroyed or mutilated Note.
6.
Officers and Directors Not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.
7.
Miscellaneous.
7.1.
The undersigned and every endorser or guarantor of this Note, regardless of the time, order or place of signing, waives presentment, demand, protest and notice of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral available to the Payee, if any, and to the additions or releases of any other parties or persons primarily or secondarily liable.
7.2.
By accepting this Note, the Payee and each subsequent holder of this Note acknowledges and agrees that all payments under this Note shall be subordinate to any present or future debt obligation of the Company to any bank or other institutional lender and to any present or future indebtedness on account of trade payables evidenced by secured promissory notes, including, but not limited to, debt owed to the Senior Lender as set forth in the Subordination Agreement. Upon request by the Company, the Payee and each subsequent holder of this Note

3

agrees to confirm this subordination relationship to any such bank or institutional lender, including the Senior Lender, in a form reasonably acceptable to such bank or other institutional lender.
7.3.
The provisions of this Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.
7.4.
Notwithstanding anything herein to the contrary, payment of any interest, expense or other amount shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.
7.5.
This Note may be amended or modified, and any provision of this Note may be waived, only with the written consent of the Company and (a) the holder hereof, or (b) holders of the Note Approval Amount (as defined in the Purchase Agreement); provided, that in the case of clause (b), no such amendment, modification or waiver shall be effective without the written consent of the holder hereof to the extent such amendment, modification or waiver adversely affects the rights of the holder of this Note in a manner different from those of the holders of the other Notes (other than differences related to the different principal amounts or issue dates of the Notes). Any amendment effected in accordance with the immediately preceding sentence shall be binding upon the Company, the Payee and each transferee of this Note.
7.6.
In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

[Remainder of page intentionally left blank.]

4

IN WITNESS WHEREOF, the undersigned has executed this Subordinated Convertible Promissory Note as an instrument under seal as of the date first above written.

NTH CYCLE, INC.

By:
Name:
Title:

Signature Page to Subordinate Convertible Promissory Note – Nth Cycle, Inc

Exhibit C

Capitalization of Nth Cycle, Inc.

See attached.

[***]

C-1

Exhibit D

U.S. TAX FORMS

The relevant U.S. tax forms are summarized below and hyperlinks to electronic/printable copies of such forms (and their corresponding instructions) are provided.

1. IRS Form W-9

Complete this form if you are a U.S. Person for U.S. federal income tax purposes. See the instructions to IRS Form W-9 for more information.

Form & Instructions: http://www.irs.gov/pub/irs-pdf/fw9.pdf

2. IRS Form W-8BEN

Complete this form if you are a non-U.S. individual and you are not receiving income that is effectively connected with the conduct of a trade or business within the United States (in which case IRS Form W-8ECI is the correct form, see below). See the instructions to IRS Form W-8BEN for more information.

Form: http://www.irs.gov/pub/irs-pdf/fw8ben.pdf

Instructions: http://www.irs.gov/pub/irs-pdf/iw8ben.pdf

3. IRS Form W-8BEN-E

Complete this form if you are a non-U.S. entity and none of the IRS Forms W-8ECI, W-8EXP or W-8IMY is relevant to you. See the instructions to IRS Form W-8BEN-E for more information.

Form: http://www.irs.gov/pub/irs-pdf/fw8bene.pdf

Instructions: http://www.irs.gov/pub/irs-pdf/iw8bene.pdf

4. IRS Form W-8ECI

Complete this form if you are a non-U.S. person and you are the beneficial owner of U.S.-source income that is (or is deemed to be) effectively connected with the conduct of a trade or business within the United States. See the instructions to IRS Form W-8ECI for more information.

Form: http://www.irs.gov/pub/irs-pdf/fw8eci.pdf

Instructions: http://www.irs.gov/pub/irs-pdf/iw8eci.pdf

5. IRS Form W-8EXP

Complete this form if you are a non-U.S. government, international organization, non-U.S. central bank of issue, non-U.S. tax-exempt organization or non-U.S. private foundation. See the instructions to IRS Form W-8EXP for more information.

D-1

Form: http://www.irs.gov/pub/irs-pdf/fw8exp.pdf

Instructions: http://www.irs.gov/pub/irs-pdf/iw8exp.pdf

6. IRS Form W-8IMY

This form is generally used by non-U.S. partnerships and intermediaries to claim that they are not the beneficial owner of income. Such parties can represent that they are subject to streamlined documentation and reporting requirements if they have a withholding agreement with the IRS. In addition to providing IRS Form W-8IMY, non-U.S. partnerships and intermediaries may be required to provide the IRS with IRS Forms W-9 or W-8, as applicable, for each of their respective partners or members, along with allocation information as to each partner’s/member’s share of the income paid to the partnership/intermediary. See the instructions to IRS Form W-8IMY for more information.

Form: http://www.irs.gov/pub/irs-pdf/fw8imy.pdf

Instructions: http://www.irs.gov/pub/irs-pdf/iw8imy.pdf

D-2

Exhibit E

Form of Subordination Agreement

See attached.

E-1

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT, dated [___], 2026 (this “Agreement”), by and among (a) the undersigned creditors set forth on the signature pages attached hereto (each individually and collectively, jointly and severally, “Subordinated Creditor)”, (b) (i) NTH CYCLE INC., a Delaware corporation and (ii) NTH CYCLE HOLDINGS I, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, the “Company”) and (c) HSBC VENTURES USA INC., a national banking association organized under the laws of the United States of America (together with its successors and assigns, the “Senior Lender”).

R E C I T A L S

A. The Company and the Senior Lender have entered into a Loan and Security Agreement dated May 2, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”) pursuant to which, among other things, the Senior Lender has agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to the Company.

B. The Subordinated Creditor may from time to time make loans or other extensions of credit to the Company pursuant to the Subordinated Debt Documents (as hereinafter defined).

C. As an inducement to and as one of the conditions precedent to the agreement of the Senior Lender to consummate the transactions contemplated by the Senior Credit Agreement, the Senior Lender has required the execution and delivery of this Agreement by the Subordinated Creditor and the Company in order to set forth the relative rights and priorities of the Senior Lender and the Subordinated Creditor under the Senior Debt Documents (as hereinafter defined) and the Subordinated Debt Documents.

NOW, THEREFORE, in order to induce the Senior Lender to consummate the transactions contemplated by the Senior Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions.

Section1.01. Certain Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Senior Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Collateral” means any and all property or other assets of the Company or any of its subsidiaries or other affiliates in or upon which a lien or other security interest is granted or purported to be granted to the Senior Lender under any of the Senior Debt Documents.

“Distribution” means, with respect to any indebtedness, obligation or security, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property of any Person.

“Enforcement Action” shall mean (a) to take from or for the account of the Company or any guarantor of the Subordinated Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company or any such guarantor with respect to the Subordinated Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Company or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to exercise any put option or to cause the Company or any such guarantor to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document, (e) join with any other creditor in the commencement of any Proceeding in respect of the Company or any such guarantor or (f) to take any action under the provisions of any state or federal law or other applicable law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Company or any such guarantor.

“HSBC Loan Documents” shall mean the Senior Credit Agreement and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of the Company or any guarantor from time to time owed to the Senior Lender under the Senior Debt Documents (other than the Warrant), including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether arising before, during or after the filing of a Proceeding (including any Proceeding under the Bankruptcy Code) together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim (in whole or in part) in any such Proceeding. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Debt Documents is outstanding.

“Senior Debt Documents” shall mean the HSBC Loan Documents and, after the consummation of any refinancing of the Senior Debt under the HSBC Loan Documents, any financing documentation which replaces the HSBC Loan Documents and pursuant to which the Senior Debt under the HSBC Loan Documents is refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time.

“Subordinated Debt” shall mean all of the obligations of the Company or any guarantor to the Subordinated Creditor, whether or not evidenced by or incurred pursuant to the Subordinated Debt Documents.

“Subordinated Debt Default” shall mean a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in the Subordinated Debt Documents or any other occurrence permitting the Subordinated Creditor to accelerate the payment of or cause the redemption of all or any portion of the Subordinated Debt.

“Subordinated Debt Documents” shall mean all documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Subordinated Debt, including any guaranty with respect to the Subordinated Debt.

Section 2. Subordination.

Section 2.01. Subordination of Subordinated Debt to Senior Debt. The Company covenants and agrees, and the Subordinated Creditor likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full in cash of all Senior Debt. Each holder of Senior Debt, whether such Senior Debt is now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

Section 2.02. Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving the Company, any guarantor of the Senior Debt or the Subordinated Debt, or any subsidiary of the Company or any such guarantor:

(a) All Senior Debt shall first be indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall be terminated before any Distribution, whether in cash, securities or other property, shall be made to Subordinated Creditor on account of any Subordinated Debt.

(b) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Lender (to be applied by the Senior Lender in accordance with the terms of the Senior Debt Documents) until all Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall have been terminated. The Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Lender. The Subordinated Creditor also irrevocably authorizes and empowers the Senior Lender, in the name of such Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

(c) The Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt.

(d) The Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by the Senior Lender in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints the Senior Lender its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of the Subordinated Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon any failure of the Subordinated Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided the Senior Lender shall have no obligation to execute, verify, deliver, file or vote any such proof of claim. In the event that the Senior Lender votes any claim in accordance with the authority granted hereby, the Subordinated Creditor shall not be entitled to change or withdraw such vote.

(e) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Lender and the Subordinated Creditor even if all or part of the Senior Debt or any security interest securing the Senior Debt is subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

Section 2.03. Subordinated Debt Payment Restrictions.

(a) Notwithstanding the terms of the Subordinated Debt Documents, the Company hereby agrees that it may not make, directly or indirectly, and the Subordinated Creditor hereby agrees that it will not accept without the prior written consent of Senior Lender, any Distribution with respect to the Subordinated Debt until the Senior Debt (other than inchoate indemnity obligations) is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have terminated. Nothing in the foregoing paragraph shall prohibit Subordinated Creditor from converting all or any part of the Subordinated Debt into equity securities of the Company, provided that, if such securities have any call, put or other conversion features that would obligate the Company to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, Subordinated Creditor hereby agrees that Company may not declare, pay or make such dividends, distributions or other payments to Subordinated Creditor, and Subordinated Creditor shall not accept any such dividends, distributions or other payments except as may be permitted in the Senior Credit Agreement.

(b) Notwithstanding any provision of this Section 2.03 to the contrary, the failure of the Company to make any Distribution with respect to the Subordinated Debt by reason of the operation of this Section 2.03 shall not be construed as preventing the occurrence of a Subordinated Debt Default under the applicable Subordinated Debt Documents.

Section 2.04. Subordinated Debt Standstill Provisions. Until the date on which the Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have been terminated, the Subordinated Creditor shall not, without the prior written consent of the Senior Lender, take any Enforcement Action with respect to the Subordinated Debt. Notwithstanding the foregoing sentence, the Subordinated Creditor may file proofs of claim against the Company in any Proceeding involving the Company. Any Distributions or other proceeds of any Enforcement Action obtained by the Subordinated Creditor shall in any event be held in trust by them for the benefit of the Senior Lender and promptly paid or delivered to the Senior Lender in the form received until all Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have been terminated.

Section 2.05. Subrogation. Subject to the indefeasible payment in full in cash of all Senior Debt and the termination of all lending commitments under the Senior Debt Documents, the Subordinated Creditor shall be subrogated to the rights of the Senior Lender to receive Distributions with respect to the Senior Debt until the Subordinated Debt is paid in full. If any Distribution on account of the Subordinated Debt not permitted to be made by the Company or accepted by the Subordinated Creditor under this Agreement is made, such Distribution shall be promptly paid over to the Senior Lender for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is paid in full in cash.

Section 2.06. Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens. Until the Senior Debt has been indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have been terminated, the Subordinated Creditor agrees that it shall not hold or obtain (or seek to hold or obtain) any lien or other security interest in any Collateral or other property or assets of the Company or any of the Company’s subsidiaries or other affiliates. Furthermore, until the Senior Debt has been indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have been terminated, any liens and security interests of the Subordinated Creditor in the Collateral, including which may exist in breach of any such Subordinated Creditor’s agreements pursuant to this Section 2.06 or Section 4.01 below, shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of the Senior Lender in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests. The Subordinated Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of the Senior Lender in any Collateral securing the Senior Debt. In the event that the Subordinated Creditor obtains any liens or security interests in the Collateral, the Subordinated Creditor shall (or shall cause its agent to) promptly execute and deliver to the Senior Lender such termination statements and releases as the Senior Lender shall request to effect the release of the liens and security interests of any such Subordinated Creditor in such Collateral.

Section 2.07. Sale, Transfer or other Disposition of Subordinated Debt.

(a) No Subordinated Creditor shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document.

(b) Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the heirs, legatees, successors and assigns of the Subordinated Creditor, as provided in Section 5.03 hereof.

Section 2.08. Legends. Until the termination of this Agreement in accordance with Section 5.08 hereof, the Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of each of the Subordinated Debt Documents, as well as any renewals or replacements thereof, the following legend:

“This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement, dated as of [ ] (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), among (a) the individuals and entities party to that certain Note Purchase Agreement, dated as of [ ], 2026, as purchasers, (b) (i) NTH CYCLE INC., a Delaware corporation and (ii) NTH CYCLE HOLDINGS I, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, the “Company”), and (c) HSBC VENTURES USA INC. (the “Senior Lender”), to the indebtedness (including interest) owed by the Company pursuant to that certain Loan and Security Agreement, dated May 2, 2024 (the “Senior Credit Agreement”), between the Company and the Senior Lender, as such Senior Credit Agreement has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under the Senior Credit Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

Section 3. Modification.

Section 3.01. Modifications to Senior Debt Documents. The Senior Lender may at any time and from time to time without the consent of or notice to the Subordinated Creditor, without incurring liability to the Subordinated Creditor and without impairing or releasing the obligations of the Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend or otherwise modify in any manner any of the Senior Debt Documents and any other agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

Section 3.02. Modifications to Subordinated Debt Documents. Until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Creditor shall not, without the prior written consent of the Senior Lender, agree to any amendment, modification or supplement to the Subordinated Debt Documents.

Section 4. Representations and Warranties.

Section 4.01. Representations and Warranties of the Subordinated Creditor. The Subordinated Creditor hereby represents and warrants to the Senior Lender that (a) such Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by the Subordinated Creditor will not violate or conflict with the organizational documents of the Subordinated Creditor, any material agreement binding upon the Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is the legal, valid and binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; (d) the Subordinated Creditor is the sole owner, beneficially and of record, of its ratable share of the Subordinated Debt; and (e) the Subordinated Debt is, and at all times prior to the termination of this Agreement shall remain, an unsecured obligation of the Company.

Section 5. Miscellaneous.

Section 5.01. Notices. All notices and other communications provided for herein shall be in writing and delivered as follows:

(a) If to the Subordinated Creditor, to the corresponding name and address as set forth on the signature pages attached hereto; or

(b) If to the Company, to it at 15 Blue Sky Drive, Burlington, MA 01803, Attention: Raffi Freeman (Email: [***]); or

(c) If to the Senior Lender, to it at HSBC Ventures USA Inc., Attention: CMB Loan Service Team, Larkin U Building, 239 Van Rensselaer Street, Buffalo, New York 14210, or such other address as Senior Lender may designate in writing, (Phone: 716-841-6444), (Email: CMB.Loan.Service@us.hsbc.com).

Section 5.02. Modification. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the Subordinated Creditor, the Company and the Senior Lender. No failure or delay by the Senior Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Senior Lender hereunder are cumulative and are not exclusive of any rights or remedies that it would otherwise have.

Section 5.03. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective heirs, legatees, successors and assigns of the Senior Lender, the Subordinated Creditor and the Company. The Senior Lender may, from time to time, without notice to the Subordinated Creditor, but subject to the terms and conditions set forth in the Senior Debt Documents, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

Section 5.04. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

Section 5.05. Relative Rights. This Agreement shall define the relative rights of the Senior Lender and the Subordinated Creditor. Nothing in this Agreement shall (a) impair, as between the Company and the Senior Lender and as between the Company and the Subordinated Creditor, the obligation of the Company with respect to the payment of the Senior Debt and the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of the Senior Lender or the Subordinated Creditor with respect to any other creditors of the Company.

Section 5.06. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

Section 5.07. Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, in electronic (i.e., “pdf” or “tif” format), or by electronic signature shall be effective as delivery of a manually executed counterpart of this Agreement. The parties agree and consent to the use of electronic signatures solely for the purposes of executing this Agreement or any related transactional document (including any amendments thereto). The words “execution,” “signed,” “signature,” and words of similar import in, or with respect to, this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Such electronic signature shall be deemed to have the same full and binding effect as a handwritten signature.

Section 5.08. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.09. Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until the indefeasible payment in full in cash of the Senior Debt and the termination of all lending commitments under the Senior Debt Documents after which this Agreement shall terminate without further action on the part of the parties hereto.

Section 5.10. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles except Title 14 of Article 5 of the New York General Obligations law.

(b) The Subordinated Creditors and the Company irrevocably and unconditionally submit, for itself and its property, to the nonexclusive jurisdiction of the state and federal courts for the Southern District of New York sitting in the Borough of Manhattan, in any action or proceeding arising out of or relating to this Agreement, and each of the parties irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Senior Lender or any of its Related Parties may only) be heard and determined in such federal (to the extent permitted by law) or state court. The Subordinated Creditor and the Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Senior Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Subordinated Creditor and the Company or their respective properties in the courts of any jurisdiction.

(c) The Subordinated Creditor and the Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.10. Each of the parties irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The Subordinated Creditors and the Company hereby irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Senior Lender by (i) first class mail, (ii) registered or certified mail, postage prepaid, or (iii) by reputable commercial overnight carrier that guarantees next day delivery and provides a receipt, at its address set forth in Section 5.01 hereto.

Section 5.11. Patriot Act / Beneficial Ownership Regulation. The Senior Lender hereby notifies the Subordinated Creditor and the Company that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Pub. L. 107-56, 115 Stat. 272 (Oct. 26, 2001)) (the “USA Patriot Act”) and the requirements of 31 C.F.R. Sec. 1010.230 (the “Beneficial Ownership Regulation”), the Senior Lender is required to obtain, verify and record information that identifies the Subordinated Creditor and the Company, which information includes the name, address and beneficial ownership of the Subordinated Creditor and the Company and other information that will allow the Senior Lender to identify the Subordinated Creditor and the Company in accordance with the USA Patriot Act and the Beneficial Ownership Regulation, and the Subordinated Creditor and the Company agrees to provide such information and any applicable certifications from time to time to the Senior Lender.

Section 5.12. WAIVER OF JURY TRIAL. THE SUBORDINATED CREDITOR AND THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

[Signature pages to follow.]

IN WITNESS WHEREOF, the Subordinated Creditor, the Company and the Senior Lender have caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:

[	]

By:
Name:
Title:
Address:

COMPANY:

NTH CYCLE INC.

By:
Name:
Title:

NTH CYCLE HOLDINGS I, LLC
By: Nth Cycle Inc., its sole member

By:
Name:
Title:

SENIOR LENDER:
HSBC VENTURES USA INC.
By:
Name:
Title: